UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
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Securities Exchange Act of 1934
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The Hershey Company
(Name of Registrant as Specified In Its Charter)

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THE HERSHEY COMPANY
2021 Annual Meeting
Vote by May 16, 2021
11:59 PM ET
THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819
D36633-P49426-Z79091
You invested in THE HERSHEY COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2021.
Get informed before you vote
View the Notice of 2021 Annual Meeting and Proxy Statement and 2020 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Vote Virtually at the Meeting*
May 17, 2021
10:00 a.m. EDT
Smartphone users
Point your camera here and vote without entering a control number
Virtually at:
www.virtualshareholdermeeting.com/HSY2021
*Please check the meeting materials for any special requirements for meeting attendance.
V1
Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items	1. Election of Directors
    Nominees:
For
01)    P. M. Arway
02)    J. W. Brown
03)    M. G. Buck
04)    V. L. Crawford
    05)    R. M. Dutkowsky
    06)    M. K. Haben
    07)    J. C. Katzman
    08)    M. D. Koken
    09)    R. M. Malcolm
    10)    A. J. Palmer
    11)    J. R. Perez
    12)    W. L. Schoppert
2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2021.
For
3.    Approve named executive officer compensation on a non-binding advisory basis.
For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D36634-P49426-Z79091
Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1.    Election of Directors
    Nominees:
For
01)    P. M. Arway
02)    J. W. Brown
03)    M. G. Buck
04)    M. K. Haben
    05)    J. C. Katzman
    06)    M. D. Koken
    07)    R. M. Malcolm
    08)    A. J. Palmer
    09)    J. R. Perez
    10)    W. L. Schoppert
2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2021.
For
3.    Approve named executive officer compensation on a non-binding advisory basis.
For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D36635-P49426-Z79091